UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2008 (December 15, 2008)
LAZY DAYS’ R.V. CENTER, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)
6130 Lazy Days Boulevard Seffner, Florida 33584-2968 (Address of Principal Executive Offices, including Zip Code)
(800) 626-7800 (Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2008, Lazy Days’ R.V. Center, Inc. (“Lazydays”), the nation’s #1 single-site recreational vehicle dealer, entered into a Forbearance Agreement (the “Agreement”) with certain holders of Lazydays’ 11 3/4% Senior Notes due 2012 (“Notes”).  To date, holders of approximately 93% of the Notes have agreed to forbear from exercising their remedies under the Indenture.

Under the Agreement, the noteholders have agreed to forbear until January 15, 2009 unless the Company fails to meet its obligations under the Forbearance Agreement prior to such date.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the test of the Agreement, which is attached hereto as Exhibit A.

Item 9.01 Exhibits.

Exhibit No.                      Description

10.1                      A form of the Forbearance Agreement, executed as of December 15, 2008 by and among Lazy Days’ R.V. Center, Inc. as the issuer, the Bank of New York as the indenture trustee, and the individual noteholders.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 19, 2008

LAZY DAYS’ R.V. CENTER, INC.

By:         /s/ John Horton
Name:    John Horton
                                        Title:              Chief Executive Officer

EXHIBIT A
Form of the Forbearance Agreement dated December 15, 2008

FORBEARANCE AGREEMENT

This Forbearance Agreement (the “Agreement”) is made as of December 12, 2008 (the “Forbearance Effective Date”) by and among Lazy Days’ R.V. Center, Inc., a Florida corporation (“Issuer”), The Bank of New York, a New York banking corporation, as indenture trustee (“Trustee”), and the Noteholder signatory hereto (the “Noteholder”), a holder of the Issuer’s unsecured 11.75% Senior Notes due May 15, 2012 (the “Notes”).  For purposes of this Agreement, the Issuer, the Trustee and the Noteholder together are referred to as the “Parties.”  Capitalized terms used herein have the meanings assigned in the Indenture unless otherwise defined herein.

RECITALS

WHEREAS, as of the date hereof, the Issuer has failed to make the interest payment due on November 15, 2008 under the Indenture, which is a Default, and if not cured within thirty days, will become an Event of Default under the Indenture (the “Interest Default”);

WHEREAS, at the Issuer’s request, the Noteholder has agreed to forbear from exercising, and to instruct the Trustee under the Indenture not to exercise those rights and remedies available under the Indenture and/or applicable law that have arisen or may hereafter arise, due to the occurrence and continuance of the Interest Default on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this Agreement, the Parties, each intending to be legally bound, agree as follows:

1.	Forbearance.

(a)
Effective as of the Forbearance Effective Date, the Noteholder agrees that, until the expiration of the Forbearance Period (as defined below), it will forbear from exercising, and shall direct the Trustee and any broker or other Person that holds the Notes on behalf of the Noteholder, and by signature hereto so direct the Trustee pursuant to Article VI of the Indenture and such brokers or other Persons, not to exercise, any rights and remedies against Issuer that are available under the Indenture and/or applicable law solely with respect to Interest Default; provided, however, that, except as otherwise expressly provided herein, nothing herein shall restrict, impair or otherwise affect the exercise of the Noteholder’s rights under this Agreement or the Indenture, and provided further that no such forbearance shall constitute a waiver with respect to any Defaults or Events of Default under the Indenture or a waiver of any of the rights and remedies provided thereunder, under applicable law, at equity or otherwise.

(b)
As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending upon the occurrence of a Termination Event.  As used herein, “Termination Event” shall mean the earlier to occur of (i) December 19, 2008; and (ii) the occurrence of any Forbearance Default; provided, however, that if, on or before December 19, 2008, the Issuer and Noteholder enter into a mutually satisfactory confidentiality agreement and the Issuer delivers to the Noteholder (X) a copy of the 13-week cash flow statement of the Issuer and (Y) the budget for the 2009 fiscal year of the Issuer, then such date set forth in Section 1(b)(i) above shall be extended to January 15, 2009.  As used herein, the term “Forbearance Default” shall mean: (A) the occurrence of any Default or Event of Default other than the Interest Default; (B) the failure of the Issuer to comply with any material term, condition, covenant or agreement set forth in this Agreement; (C) the failure of any representation or warranty made by the Issuer under this Agreement to be true and correct in all material respects as of the date when made; (D) the commencement by or against the Issuer of a case under title 11 of the United States Code, the Companies’ Creditors Arrangement Act or any other act that seeks relief under any comparable bankruptcy or insolvency regime or proceeding; (E) the failure of the Issuer to have adequate availability and ability to borrow under the Floor Plan Credit Facility to meet its current operating cash needs; or (f) the acceleration of the Notes pursuant to Section 6.1 of the Indenture.

(c)
Upon the occurrence of a Termination Event, the agreement of the Noteholder hereunder to forbear, and to direct the Trustee and any broker or other Person that holds the Notes on behalf of the Noteholder, to forbear, from exercising rights and remedies in respect of the Interest Default, shall immediately terminate without further act or action by the Noteholder or the requirement of any demand, presentment, protest, or notice of any kind, all of which Issuer hereby waives.  The Issuer agrees that upon occurrence of and at any time after the occurrence of a Termination Event, the Noteholder or the Trustee, as applicable, may proceed, subject to the terms of the Indenture and/or applicable law, to exercise any or all rights and remedies under the Indenture and/or applicable law, including, without limitation, the rights and remedies on account of the Interest Default and any other Defaults or Events of Default that may then exist.  Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, if any Default or Event of Default (including the Interest Default) exists at such time, the Noteholder or the Trustee, as applicable, may, upon such notice or demand as is specified by the Indenture or applicable law, and subject to the terms of the Indenture and/or applicable law, (x) collect and/or commence any legal or other action to collect any or all of the obligations of the Issuer under the Indenture; and (y) take any other enforcement action or otherwise exercise any or all rights and remedies provided to them under the Indenture and/or applicable law, all of which rights and remedies are fully reserved.

2.
Covenants. Notwithstanding any provisions to the contrary contained in this Agreement, the Issuer hereby covenants and agrees to observe and comply with each of the following covenants and the Issuer agrees and acknowledges that failure to comply with any such covenant shall result in an immediate Termination Event:

(a)	The Issuer will perform, observe and comply with each covenant, agreement and term contained in this Agreement, the Floor Plan Credit Facility and the Indenture, other than the Interest Default.

(b)	The Issuer will be prohibited, during the Forbearance Period from making any Asset Sales or Affiliated Transactions; incurring any Liens; or making any Restricted Payments.

(c)	The Issuer shall promptly, but in any event within twenty four (24) hours, notify the Noteholder in writing of any Forbearance Default.

(d)
The Issuer shall pay within 10 days of receipt (i) the reasonable out of pocket expenses of the Noteholder (which shall not include fees and expenses of counsel except as provided in (ii) below) and (ii) fees and expenses of the informal group of unaffiliated holders of the Notes (the “Noteholder Group”) and its counsel pursuant to the terms of the Engagement Letter between the Issuer and Akin Gump Strauss Hauer & Feld LLP dated as of December 3, 2008.

(e)	The Issuer shall negotiate in good faith with the Noteholder Group regarding a potential restructuring transaction.

3.
Effectiveness.  This Agreement shall be effective as to the Noteholder and the Issuer in accordance with Section 3 hereof regardless of whether the Trustee executes this Agreement.  This Agreement shall be effective as to the Trustee when the Trustee becomes a signatory hereto.

4.	Representations and Warranties.

(a)	The Issuer represents and warrants that:

(i)	Except for the Interest Default, no other Default or Event of Default has occurred and is continuing.

(ii)
The Issuer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the full power and authority to execute, deliver and perform this Agreement.

(iii)
The execution, delivery and performance by the Issuer of this Agreement (A) have been duly authorized by all requisite action on the part of the Issuer, (B) do not and will not violate the certificate of incorporation or bylaws of the Issuer, or any material agreement of the Issuer, or any order, judgment or decree of any court, governmental agency or arbitrator by which the Issuer or any of its properties is bound, and (C) does not and will not require any filing (other than any disclosure filing) or registration with, consent, or authorization or approval of, or notice to, or other action with or by, any governmental agency or other Person.

(iv)
This Agreement constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b)
The Noteholder represents as follows: As of the date hereof, the Noteholder either (A) is the sole legal and beneficial owner of the principal amount of Notes set forth opposite its name on the signature pages hereto, or (B) has the investment or voting discretion with respect to such Notes and has the power and authority to bind the beneficial owner(s) of such Notes to the terms of this Agreement.

5.
Disclosure.  Each Party hereto agrees that it will permit public disclosure, including in a press release, of the contents of this Agreement, but not including information with respect to the Noteholder’s amount of ownership of Notes or the identity of the Noteholder.  Notwithstanding anything in this Agreement to the contrary, Issuer shall not, and the Issuer hereby agrees that it will not, share the identity of the Noteholder or the amount of Notes held by the Noteholder with any person or entity and that it will keep such information confidential.

6.
Complete Integration; Amendments.  This Agreement along with the Indenture constitutes the full and final agreement between the Parties with respect to the subject matter hereof, and it may not be modified or amended except by a written instrument, signed by each of the Parties, expressing such amendment or modification.

7.
No Other Amendments; Reservation of Rights, No Waiver.  Other than as otherwise expressly provided herein, this Agreement shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Noteholder or the Trustee, as applicable, under the Indenture or applicable law, nor shall the entering into this Agreement preclude the Noteholder from refusing to enter into any further amendments or forbearances with respect to the Indenture.  Other than as expressly provided herein, this Agreement shall not constitute a forbearance with respect to (i) any failure by the Issuer to comply with any covenant or other provision in the Indentures or (ii) the occurrence or continuance of any present or future Default or Event of Default.

8.
Counterparts/Facsimile Transmission.  This Agreement may be signed in counterparts, each of which, when taken together, shall be deemed an original. Execution of this Agreement is effective if a signature is delivered by facsimile transmission or electronic (e.g., “pdf”) transmission.

9.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and each of their respective successors, assigns, heirs and personal representatives.

10.
Authority.  Any person signing this Agreement in a representative capacity (i) represents and warrants that he/she is authorized to sign this Agreement on behalf of the Party he/she represents and that his/her signature upon this Agreement will bind the represented Party to the terms of this Agreement, and (ii) acknowledges that the other Party to this Agreement has relied upon such representation and warranty.

11.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

12.
Remedies.  Nothing contained in this Agreement shall be deemed a waiver by any non-breaching Party hereto of any other remedies available at law to redress any other Party’s breach of this Agreement.  Each of the rights and powers provided pursuant to this Agreement shall be cumulative and in addition to and not in derogation of the rights and powers otherwise available under applicable law to the Parties pursuant to Article VI of the Indenture.

13.	Direction to Trustee. The Noteholder’s agreement to forbear as provided herein shall constitute a direction from the Noteholder to the Trustee to similarly forbear during the Forbearance Period.

14.
Acquisition of Additional Notes.  This Agreement shall in no way be construed to preclude the Noteholder from acquiring additional Notes to the extent permitted by applicable law and to the extent not subject to any other contractual restrictions.  However, the Noteholder shall, automatically and without further action, become subject to this Agreement with respect to any Notes so acquired.

15.
Limitation on Transfers of Notes.  The Noteholder hereby agrees not to sell, assign, pledge, hypothecate or otherwise transfer, during the Forbearance Period, any Notes (or any rights in respect thereof, including the right to vote) that are subject to this Agreement and held by the Noteholder as of the execution date of this Agreement except to a party who, contemporaneously with any such sale, assignment, pledge, hypothecation, or transfer, agrees to be fully bound as a signatory hereunder by executing and delivering to the Issuer a joinder to this Agreement.  If the Noteholder takes any action in violation of the preceding sentence, the Noteholder shall notify the Issuer within one (1) Business Day thereafter.

16.
No Limitation on Business Activities.  Notwithstanding the foregoing or any other term contained herein, Issuer acknowledges and agrees that this letter agreement shall not in any way limit the lawful activities of Noteholder in businesses distinct from the business of the group which holds the Notes.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

Lazy Days’ R.V. Center, Inc.

By:           /s/ John Horton

Name:      John Horton

Title:        Chief Executive Officer

The Bank of New York

By:

Name:

Title:

NOTEHOLDER

By:

Name:

Title:

Address:

_____________________

_____________________

_____________________

Attn:

Tel:

Fax:

Email:

Principal Amount of Senior Notes Held:

$_____________________________

Date: